Exhibit 99.3

FALK & SHAFF, LLP

Attorneys at Law

Tower 17

18881 Von Karman Avenue, Suite 1400

Irvine, California 92612

Telephone (949) 660-7700

Facsimile (949) 660-7799

November 16, 2004

JMP Securities LLC and

Flagstone Securities, LLC

as representatives of the several underwriters

c/o JMP Securities LLC

600 Montgomery Street, Suite 1100

San Francisco, CA 94111

RE: NOVASTAR FINANCIAL, INC.

Ladies and Gentlemen:

We have acted as tax and ERISA counsel to Novastar Financial, Inc., a Maryland corporation (the “Company”), in connection with the issuance and sale by the Company of (i) 1,500,000 shares of the Company’s common stock, par value of $0.01 per share (the “Common Stock”) pursuant to that certain Underwriting Agreement, dated November 16, 2004 (the “Underwriting Agreement”), by and among JMP Securities LLC and Flagstone Securities, LLC, as representatives of the several underwriters (the “Underwriters”) and (ii) up to 225,000 shares of the Common Stock to cover over-allotments pursuant to the Underwriting Agreement (the “Offering”). The shares of Common Stock being issued and sold pursuant to the Underwriting Agreement, including those issued and sold to cover any over-allotment, are hereinafter referred to as the “Offered Securities.” This opinion is being rendered to you pursuant to Section 4(f) of the Underwriting Agreement. Capitalized terms used herein without definition shall have the meanings given such terms in the Underwriting Agreement.

In our capacity as tax and ERISA counsel to the Company, we have examined originals, or copies identified to our satisfaction as being true copies, of such documents as we have deemed advisable or necessary for the purpose of rendering this opinion, including among other things the following:

1. The registration statement on Form S-3 (File No. 333-110574) initially filed by the Company with the Securities and Exchange Commission (the “Commission”) on November 18, 2003, and declared effective as of December 4, 2003, for the purpose of registering the Offered Securities under the Securities Act of 1933, as amended (the “Act”); and a representation from the Company, satisfactory to us, that it has not been advised of any stop order suspending the effectiveness of the registration statement or that any proceedings for that

JMP Securities LLC and

Flagstone Securities, LLC, as representatives of the several underwriters purpose have been instituted or are pending or contemplated by the Commission under the Act. Such registration statement (including all exhibits and schedules thereto and all documents incorporated or deemed to be incorporated therein and any information deemed to be a part thereof) is hereinafter referred to as the “Registration Statement.”

2. The Company’s prospectus and supplement thereto dated November 10, 2004, in the form first used by the Underwriters to confirm sales of the Offered Securities and filed with the Commission pursuant to Rule 424(b)(5) of the general rules and regulations promulgated under the Securities Act (collectively, the “Prospectus”);

3. The Articles of Incorporation of the Company, as amended to date;

4. The Bylaws of the Company, as amended to date;

5. Resolutions of the Board of Directors of the Company adopted on October 27, 2004, authorizing the sale of the Offered Securities, the preparation of the Prospectus, the execution and delivery of the Underwriting Agreement and other actions with respect thereto;

6. Resolutions adopted by the Pricing Committee of the Board of Directors of the Company at a meeting held on November 10, 2004;

7. Resolutions of the Board of Directors of the Company adopted on November 18, 2003, authorizing the additional registration of up to $226,131,062 million of the Company’s securities, the preparation of the Registration Statement to register such securities, the sale and issuance of such securities as determined by the Company’s Board of Directors from time to time, the entry into underwriting agreements from time to time to effect a particular offering of such securities and other actions with respect thereto;

8. Executed counterparts of the Underwriting Agreement; and

9. The certificates of officers of the Company dated November 16, 2004.

In addition to such examination, we have obtained and relied upon, with your consent, such other certificates and assurances from public officials as we consider necessary for the purposes of this opinion. We have been furnished with, and with your consent have relied upon, certificates of officers of the Company with respect to certain factual matters bearing on the opinions expressed herein. We have made such legal and factual examinations and inquiries as we have deemed necessary or appropriate for purposes of this opinion as stated in this opinion. We have assumed the genuineness of all signatures (other than the signatures of the officers of the Company) and the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies.

JMP Securities LLC and

Flagstone Securities, LLC, as representatives of the several underwriters

On the basis of the foregoing, and in reliance thereon, and subject to the assumptions and qualifications set forth herein, we are of the opinion that:

1. The Company has qualified for treatment as a “real estate investment trust” under the Code for its taxable years ended December 31, 1996 through 2003, and the Company’s current and contemplated methods of operation, as described in the Registration Statement and the Prospectus (and in any documents or exhibits incorporated or deemed to be incorporated by reference therein), and as represented to us by the Company, will enable it to continue to so qualify.

2. Each subsidiary of the Company listed in Exhibit 21.1 to the Company’s 2003 Form 10-K (other than NFI Holding Corporation and its subsidiaries) is a “qualified REIT subsidiary” of the Company within the meaning of Section 856(i) of the Code.

3. NFI Holding Corporation and each of its subsidiaries listed in Exhibit 21.1 to the Company’s 2003 Form 10-K are wholly-owned subsidiaries of the Company and are “taxable REIT subsidiaries” of the Company within the meaning of Section 856(l) of the Code.

4. Neither the Company nor any of its assets has been treated as a taxable mortgage pool.

5. Although the discussions set forth under the captions “Federal Income Tax Considerations” in the Prospectus (including the prospectus supplement) do not purport to discuss all possible Federal income tax consequences of the purchase, ownership and disposition of the Common Stock, such discussions, taken together, constitute an accurate summary of the Federal income tax considerations that are likely to be material to a purchaser of the Common Stock, including the Offered Securities.

In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company, and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), and any supplements or amendments thereto, and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness, or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above) (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to our attention which would lead us to believe that (i) the Registration Statement or any amendments thereto (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus, and any amendment or supplement thereto (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), as of its date or as of the date hereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the

JMP Securities LLC and

Flagstone Securities, LLC, as representatives of the several underwriters statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

With respect to our opinions herein based on our knowledge, we have, with your consent, advised you only as to knowledge obtained by us (i) from such certificates of officers of the Company as we have deemed appropriate and (ii) in connection with matters to which we have given substantive attention as counsel for the Company in the form of legal consultation and, where appropriate, legal representation, and which knowledge we have recognized as pertinent to the matters set forth herein.

We are licensed to practice law only in the State of California. Accordingly, the foregoing opinions apply only with respect to the federal laws of the United States of America and we express no opinion with respect to the laws of any other jurisdiction. This opinion is rendered only to you and is solely for your benefit and that of the Underwriters in connection with the transactions referred to in the Underwriting Agreement and may not be circulated to, or relied upon by, any other person; except that O’Melveny & Myers LLP, as counsel for the Underwriters, is authorized to rely upon this opinion in connection with the Offering.

This opinion may not be relied upon by you for any other purpose, or relied upon by or delivered to any other person, firm or corporation for any purpose without our prior written consent. O’Melveny & Myers LLP, as counsel for the Underwriters, is authorized to rely upon this opinion in connection with its opinion pursuant to Section 4(g) of the Underwriting Agreement.

Very truly yours,

/s/ FALK & SHAFF, LLP
FALK & SHAFF, LLP

cc: O’Melveney & Myers, LLP